Exhibit 10.43

                     FIRST AMENDMENT TO INVESTMENT AGREEMENT

         THIS FIRST AMENDMENT TO INVESTMENT AGREEMENT is executed and entered into as of the 15th day of March, 2006, by and between Tate Investments, LLC, a Wisconsin limited liability company (the "Investor"), and MedSolutions, Inc., a Texas corporation, on behalf of itself and its subsidiaries (MedSolutions, Inc. and its subsidiaries are collectively referred to as the "Company").

                                    RECITALS:

         WHEREAS, Company and Investor entered into an Investment Agreement dated as of July 15, 2005 (the "Investment Agreement"); and

         WHEREAS, the Investor has agreed to extend additional credit to the Company in accordance with the terms of a Loan Agreement of even date herewith and the Convertible Promissory Note and Security Agreement executed in connection therewith (the Loan Agreement, Convertible Promissory Note and Security Agreement are referred to collectively as the "Loan Documents"); and

         WHEREAS, the parties desire to amend the Investment Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained in this Agreement and the Loan Documents, the Company and the Investor agree as follows:

         1. Subsection 3.2(j) of the Investment Agreement is hereby amended by deleting the first sentence of such subsection and replacing it with the following:

         "As collateral security for the prompt and complete payment and performance when due of the Company's obligations under this Agreement and the Note, the Company does hereby grant the Investor a continuing first priority security interest in and to the collateral described in the Security Agreement dated as of March 15, 2006 between Company and Investor, the Accounts of the Company and its Subsidiaries, and a continuing mortgage interest in and to the Real Property (collectively the "Collateral")."

         2. Subsections 9.1 (a), (b) and (c) of the Investment Agreement are amended by deleting such subsections and replacing them with the following:

         "(a) The Company defaults in any payment due under the Note or under the terms of the Loan Agreement, Convertible Promissory Note or Security Agreement dated as of March 15, 2006, by and between the Company and the Investor (the "Loan Documents");

         (b) Any representation or warranty made by the Company herein or in the Loan Documents shall be false in any material respect on the date as of which made;



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         (c) The Company fails to materially  perform or observe any  agreement, covenant, term or condition in this Agreement, any of the Transaction Documents or any of the Loan Documents;"

         3. Subsections 9.2(a) and (c) are hereby amended by deleting such subsections and replacing them with the following:

         "(a) Declare all outstanding sums under the Note and the Loan Documents to be, and such sums shall thereupon be and become, immediately due and payable;
         (c) Proceed to protest and enforce its rights under this Agreement, the Note, the Transaction Documents and the Loan Documents, by exercising all such remedies available to the Investor in respect thereof under applicable law."

         4. Except as set forth herein, the terms of the Investment Agreement shall continue unmodified and in full force and effect.

         5. Any capitalized term used in this Agreement which is not otherwise defined herein, shall have the meaning ascribed to it in the Investment Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as the day first above written.

THE COMPANY:                                          THE INVESTOR:

MedSolutions, Inc.                                    Tate Investments, LLC
                                                      By: Tate Revocable Trust
By: /s/ Matthew H. Fleeger
   -----------------------
   Matthew H. Fleeger,                                By: /s/ Joseph P. Tate
   President and CEO                                     -----------------------
                                                         Joseph P. Tate, Trustee





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